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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) July 31, 2001.

                        Champion Industries, Inc.
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             (Exact name of registrant as specified in its charter)

     West Virginia                       0-21084               55-0717455
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(State or other juris-           (Commission File No.)  (IRS Employer Identi-
diction of corporation)                                   fication No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                      25728
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(Address of principal executive offices)                     (Zip Code)
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Registrant's telephone number, including area code        (304) 528-2700
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                                 Not Applicable
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          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events

        Attached as Exhibit 99.1 is a press release issued July 31, 2001 captioned Champion Announces Restructuring and Profitability Enhancement Plan.

Item 7.  Financial Statements and Exhibits

        (c)     Exhibit 99.1 - Press Release dated July 31, 2001.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHAMPION INDUSTRIES, INC.
                                 ----------------------------------------------
                                                   (Registrant)



                                         /s/ Todd R. Fry
                                        ------------------------------------
Date:August 13, 2001                         Todd R. Fry, Vice President
                                        and Chief Financial Officer



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                                  EXHIBIT INDEX


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
         Exhibit Number                     Description
         --------------                     -----------
                  99.1                      Press Release dated July 31, 2001
                                            captioned "Champion Announces
                                            Restructuring and Profitability
                                            Enhancement Plan".
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